Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2000

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Independent Auditors' Report	28	The auditors' opinion.
Distributions	29
Proxy Voting Results	30

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Federal Reserve Board's effort to keep inflation in check without over-cooling the U.S. economy has taken a toll on the stock market. Through July 2000, bellwether equity indexes such as the Dow Jones Industrial Average, NASDAQ and S&P 500® have negative returns for the year. On the other hand, fixed-income markets are enjoying strong performance. Except for high-yield, most bond sectors - corporates, mortgages, Treasuries and agencies - have returned 4%-6% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth	17.97%	151.44%	575.27%
S&P 500	8.98%	177.11%	408.31%
Growth Funds Average	20.80%	157.45%	369.44%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,280 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended July 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth	17.97%	20.25%	21.05%
S&P 500	8.98%	22.61%	17.65%
Growth Funds Average	20.80%	20.27%	16.25%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Blue Chip Growth Fund on July 31, 1990. As the chart shows, by July 31, 2000, the value of the investment would have grown to $67,527 - a 575.27% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $50,831 - a 408.31% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2000, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were 12.94%, 155.74% and 353.17%, respectively. The one year, five year and 10 year average annual total returns were 12.94%, 20.52%, and 16.13%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were 15.42%, 160.21%, and 372.19%, respectively. The one year, five year and 10 year average annual total returns were 15.42%, 20.70%, and 16.50%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

During the 12-month period that ended July 31, 2000, the U.S. equity markets struggled to break free from the grip of the Federal Reserve Board, whose effort to cool the overheated economy was delivered via a series of five interest-rate hikes. With every clench of its fist, the Fed's effort - which raised the federal funds rate by a combined total of 1.50% during the period - gradually tempered the robust optimism toward stocks as the period progressed. Most of the effect of the Fed's tightening, coupled with the market's concerns about corporate earnings, took its toll in the period's second half. The Dow Jones Industrial Average - a benchmark of blue chip stocks - returned 0.27% during the overall period, but has declined 7.65% during the past seven months. Similarly, the Standard & Poor's 500 Index, an index of 500 larger companies, returned 8.98% for the past year, but feeling the impact of the Fed's action, has lost 1.98% year to date. Even the seemingly invincible NASDAQ Composite Index, which finished the period with a 43.08% gain, has given back 7.33% in 2000. Growing concerns about a potential economic slowdown during the second half of the period also affected small-cap stocks, as evidenced by the Russell 2000®'s 13.77% advance for the 12-month period, compared to its weak -0.28% return year to date.

SM

(Portfolio Manager photograph)
An interview with John McDowell, Portfolio Manager of Fidelity
Blue Chip Growth Fund

Q. How did the fund perform, John?

A. For the 12 months that ended July 31, 2000, the fund returned 17.97%. During the same period, the Standard & Poor's 500 Index returned 8.98%, while the growth funds average tracked by
Lipper Inc. returned 20.80%.

Q. Why did the fund double the return of its index, yet lag its peer group during the past 12 months?

A. In a word, technology. First off, it's important to point out that - in absolute terms - technology accounted for nearly 90% of the fund's total return, half of which came from just a handful of heavyweights, namely Cisco, Intel, EMC, Sun Microsystems and Corning. It was an extremely unusual environment in the sense that so few stocks provided so much of the return. However, they weren't the only tech stocks at the party. During a period when the S&P 500 was up just shy of 9%, we held dozens of tech names that delivered triple-digit returns, some even in the 300%-500% range. We certainly didn't own all of the winners in the group, but what we did own made all the difference in the world relative to the index. Our strategy of surrounding the fund's core bellwether S&P tech holdings with smaller positions in some of the more aggressive NASDAQ stocks, such as Siebel Systems, VeriSign and PMC-Sierra, was beneficial for the fund. However, from a competitive standpoint, the fund's larger-cap bias kept performance below that turned in by its Lipper peers, a group that tended to hold even more of the high-octane, smaller-cap technology names on average.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What were your principal strategies during a period marked by extreme volatility?

A. To effectively manage risk, I chose to take a more balanced approach, steering clear of big concentrated positions in some of the relatively new, or emerging growth, tech stocks. Although this posture clipped our upside potential, it surely helped limit our exposure to the downdraft in the spring. Market turbulence helped reinforce the importance of consistently emphasizing downside risk, not just upside opportunity. The fund benefited from sticking to a strict valuation discipline, selling many highly priced tech names prior to their decline and jumping into compelling relative values that emerged in the broader market as a result of the run-up in tech. I stayed fully invested for the most part throughout the period and avoided making any broad sector bets. However, I did bump up our tech exposure a bit during the second quarter of 2000, using the volatility as an opportunity to add to some of the stocks I liked. I continued to pursue good growth stories outside of tech, an approach that began to pay off during the past few months as the market returned to many of the stocks it had abandoned earlier in the period.

Q. Did you find what you were looking for in health stocks?

A. We sure did. Several large drug holdings - including Warner-Lambert, which merged with Pfizer toward the end of the period, and Eli Lilly - enjoyed a nice rebound from the doldrums of 1999, thanks to continued strong earnings growth, attractive product pipelines and industry consolidation. Investors shrugged off election-year rhetoric threatening increased government regulation and flocked to the health sector en masse as a safe haven from the downturn in tech shares and a perceived slowdown in the economy.

Q. What other factors influenced performance?

A. Our decision to underweight several large banks, such as Bank of America, was a good one, as the group fell prey to rising interest rates and falling pricing power due to increased competition. The fund's emphasis on growth required us to identify companies with unique franchises and compelling business models that allow them to generate above-average returns. Home loan financers Fannie Mae and Freddie Mac fit the billing as higher-growth financials, although they failed to produce due to proposed legislation that threatened to sever their lines of credit with the federal government. In utilities, our underexposure to traditional telecommunications companies helped, as many of these issues wilted in response to pricing pressures in their consumer long-distance businesses.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What were some of the stocks that helped?

A. We identified a number of top players, such as JDS Uniphase, that emerged as leaders in optical networking, an area critical to the build-out of Internet infrastructure. Veritas led the way in meeting the growing demand for data storage. Linear Technology, Altera and Conexant were the big winners in the communications semiconductor space. Elsewhere, we took profits and sold off our holdings in PE Biosystems - which sells equipment that allows biotechnology companies to engage in genetic research - when it appeared the stock was running miles ahead of fundamentals. The move was timely, with the stock proceeding to correct sharply in March and April. Independent power producer Calpine benefited from strong demand for electricity in the face of tightening supply.

Q. Which stocks were a drag on the fund's returns?

A. Microsoft was plagued by a slowdown in earnings momentum related to a disappointing release for its Windows 2000 operating system. The company struggled further with its antitrust dispute with the U.S. Department of Justice, which culminated in April with a proposed break-up of the software giant. Lucent trended lower after missing a key product cycle and reporting disappointing earnings. Pitney-Bowes slipped on its exposure to a decline in the office equipment segment. Consumer nondurables generally suffered from deteriorating fundamentals, with Procter & Gamble feeling the most pain. Philip Morris continued to languish from ongoing tobacco litigation against it.

Q. John, what's your outlook?

A. I'm still bullish on technology stocks, and I expect to remain overweighted in the sector in the months ahead. Rising technology-related spending as a share of gross domestic product is expected to further fuel productivity growth and, thus, enhance corporate profitability. That being said, I foresee some of the most compelling growth opportunities by far to emerge from this space going forward. For now, there are several blue-chip growth stocks outside of the tech sector trading at very low valuations, relatively speaking, thanks to the tremendous run-up in tech stocks during the period, and we intend to take positions in those issues with the strongest fundamentals. With valuation levels still quite high for tech stocks, I feel it's imperative for us to effectively manage overall portfolio risk by maintaining our balanced approach and staying close to our valuation discipline.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks growth of capital over the long term by investing mainly in common stocks of well-known and established companies

Fund number: 312

Trading symbol: FBGRX

Start date: December 31, 1987

Size: as of July 31, 2000, more than $29.1 billion

Manager: John McDowell, since 1996; leader, Fidelity Growth Funds Group; manager, Fidelity Large Cap Stock Fund, 1995-1996; joined Fidelity in 1985

3

John McDowell on emerging blue-chip issues:

"Given the fund's emphasis on seeking out attractive blue-chip growth stocks, we're constantly looking at newer growth industries from the bottom up, trying to identify the leaders in their respective spaces. Perhaps we'll even take small positions in those companies we consider to be potential blue chips of the future - or in larger-sized companies that are not necessarily the most well-known or established names, but are the ones we think have a reasonable expectation of becoming dominant players in their respective markets. Over time, several of these companies could prove to be big money makers for the fund. Consequently, we want to give the fund's shareholders exposure to some of these ´bluer-chip' stocks, but perhaps less than smaller-cap, more aggressive growth funds.

"It's also important for investors themselves to employ greater selectivity in their quest for tomorrow's winners. Today, we're facing a new-era economy that requires investors to filter through all of the clutter and the noise in a crowded tech market in search of those companies with solid, sustainable business models. These are firms that can really build franchise value and create wealth over a longer period of time, as opposed to those that are fueled by nothing other than speculative excesses. I'm heartened by the fact that many investors are beginning to realize that not all tech stocks are created equal."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.8	4.1
General Electric Co.	4.7	4.3
Intel Corp.	4.4	3.1
Pfizer, Inc.	2.9	0.9
Microsoft Corp.	2.7	4.4
EMC Corp.	2.0	1.2
Sun Microsystems, Inc.	1.9	1.2
Wal-Mart Stores, Inc.	1.8	1.7
Eli Lilly & Co.	1.7	1.2
Home Depot, Inc.	1.6	1.8
	28.5	23.9
Top Five Market Sectors as of July 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	41.1	37.7
Health	12.4	12.3
Finance	8.8	8.6
Retail & Wholesale	6.4	7.7
Industrial Machinery & Equipment	6.0	5.1
Asset Allocation (% of fund's net assets)
As of July 31, 2000 *		As of January 31, 2000 **
	Stocks 97.8%		Stocks 97.1%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	4.0%	** Foreign investments	3.1%

Annual Report

Investments July 31, 2000

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.9%
Aerospace & Defense - 0.6%
Boeing Co.	803,100	$ 39,352
Textron, Inc.	1,137,320	64,898
United Technologies Corp.	1,171,000	68,357
		172,607
Ship Building & Repair - 0.3%
General Dynamics Corp.	1,409,900	79,571
TOTAL AEROSPACE & DEFENSE		252,178
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.2%
Pharmacia Corp.	1,080,500	59,157
Packaging & Containers - 0.1%
Owens-Illinois, Inc. (a)	2,990,400	39,810
Paper & Forest Products - 0.5%
Kimberly-Clark Corp.	2,258,700	129,734
TOTAL BASIC INDUSTRIES		228,701
DURABLES - 1.1%
Autos, Tires, & Accessories - 0.2%
Danaher Corp.	1,125,500	57,330
Consumer Durables - 0.4%
Minnesota Mining & Manufacturing Co.	1,206,400	108,651
Consumer Electronics - 0.4%
General Motors Corp. Class H (a)	2,805,300	72,587
Sony Corp.	510,000	47,908
		120,495
Home Furnishings - 0.1%
Leggett & Platt, Inc.	1,494,300	26,150
TOTAL DURABLES		312,626
ENERGY - 4.0%
Energy Services - 1.4%
Baker Hughes, Inc.	1,568,000	54,292
Halliburton Co.	2,273,600	104,870
Noble Drilling Corp. (a)	506,600	22,069
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Services - continued
Schlumberger Ltd. (NY Shares)	1,879,100	$ 138,936
Transocean Sedco Forex, Inc.	2,027,400	100,356
		420,523
Oil & Gas - 2.6%
Anadarko Petroleum Corp.	1,588,000	75,926
Apache Corp.	515,200	25,631
Chevron Corp.	1,962,100	155,006
Devon Energy Corp.	2,060,000	94,245
Exxon Mobil Corp.	2,613,100	209,048
TotalFinaElf SA Class B	779,300	114,655
USX - Marathon Group	3,251,300	79,047
		753,558
TOTAL ENERGY		1,174,081
FINANCE - 8.8%
Banks - 1.0%
Bank of New York Co., Inc.	2,217,000	103,783
Northern Trust Corp.	1,788,300	133,899
State Street Corp.	405,400	40,692
		278,374
Credit & Other Finance - 2.2%
American Express Co.	4,185,029	237,239
Associates First Capital Corp. Class A	2,442,700	63,968
Citigroup, Inc.	4,764,100	336,167
		637,374
Federal Sponsored Credit - 1.7%
Fannie Mae	5,293,800	264,028
Freddie Mac	5,490,100	216,516
		480,544
Insurance - 3.0%
AFLAC, Inc.	1,747,400	90,756
AMBAC Financial Group, Inc.	2,241,800	144,456
American International Group, Inc.	5,120,455	449,000
CIGNA Corp.	1,155,600	115,416
MBIA, Inc.	788,500	43,910
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
The Chubb Corp.	299,600	$ 22,170
The St. Paul Companies, Inc.	481,700	21,406
		887,114
Securities Industry - 0.9%
Charles Schwab Corp.	3,644,400	131,654
Morgan Stanley Dean Witter & Co.	952,300	86,897
Nikko Securities Co. Ltd.	3,478,000	26,680
Nomura Securities Co. Ltd.	1,550,000	30,399
		275,630
TOTAL FINANCE		2,559,036
HEALTH - 12.4%
Drugs & Pharmaceuticals - 9.9%
American Home Products Corp.	1,565,600	83,075
Amgen, Inc. (a)	2,872,200	186,513
Bristol-Myers Squibb Co.	7,726,800	383,442
Eli Lilly & Co.	4,732,300	491,568
Genentech, Inc.	732,000	111,356
Human Genome Sciences, Inc. (a)	255,400	30,856
Immunex Corp. (a)	1,363,200	69,097
Merck & Co., Inc.	5,423,900	388,826
Millennium Pharmaceuticals, Inc. (a)	420,300	40,454
Pfizer, Inc.	19,704,400	849,752
Protein Design Labs, Inc. (a)	167,300	20,275
Schering-Plough Corp.	5,017,300	216,685
		2,871,899
Medical Equipment & Supplies - 2.4%
Abbott Laboratories	3,541,200	147,402
Cardinal Health, Inc.	1,349,350	99,177
Johnson & Johnson	2,764,100	257,234
Medtronic, Inc.	4,000,800	204,291
		708,104
Medical Facilities Management - 0.1%
HCA - The Healthcare Co.	857,600	29,158
TOTAL HEALTH		3,609,161
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 6.0%
Electrical Equipment - 4.7%
General Electric Co.	26,966,000	$ 1,387,064
Industrial Machinery & Equipment - 1.3%
Illinois Tool Works, Inc.	764,100	43,745
Ingersoll-Rand Co.	1,630,450	63,995
Parker-Hannifin Corp.	1,166,500	41,484
Tyco International Ltd.	4,162,400	222,688
		371,912
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,758,976
MEDIA & LEISURE - 5.1%
Broadcasting - 2.8%
AT&T Corp. - Liberty Media Group Class A (a)	6,314,200	140,491
Clear Channel Communications, Inc. (a)	1,524,300	116,133
Comcast Corp. Class A (special) (a)	2,330,800	79,284
Cox Communications, Inc. Class A (a)	2,274,200	84,003
EchoStar Communications Corp. Class A (a)	861,600	33,979
Time Warner, Inc.	4,724,288	362,294
		816,184
Entertainment - 1.7%
Viacom, Inc. Class B (non-vtg.) (a)	4,727,996	313,525
Walt Disney Co.	4,461,500	172,604
		486,129
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	1,140,100	51,162
Publishing - 0.2%
McGraw-Hill Companies, Inc.	1,229,500	73,078
Restaurants - 0.2%
McDonald's Corp.	1,929,100	60,767
TOTAL MEDIA & LEISURE		1,487,320
NONDURABLES - 5.7%
Beverages - 1.8%
Anheuser-Busch Companies, Inc.	1,935,500	155,808
The Coca-Cola Co.	6,240,900	382,645
		538,453
Foods - 1.2%
Nabisco Group Holdings Corp.	1,599,800	42,395
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - continued
PepsiCo, Inc.	3,925,290	$ 179,827
Quaker Oats Co.	1,970,640	132,526
		354,748
Household Products - 1.6%
Clorox Co.	1,443,400	59,630
Colgate-Palmolive Co.	1,563,300	87,056
Estee Lauder Companies, Inc. Class A	979,500	43,098
Gillette Co.	3,367,200	98,280
Procter & Gamble Co.	3,228,300	183,610
		471,674
Tobacco - 1.1%
Philip Morris Companies, Inc.	12,143,300	306,618
TOTAL NONDURABLES		1,671,493
RETAIL & WHOLESALE - 6.4%
Apparel Stores - 0.5%
Gap, Inc.	2,185,700	78,275
The Limited, Inc.	3,605,400	73,685
		151,960
Drug Stores - 0.5%
Walgreen Co.	4,943,400	154,172
General Merchandise Stores - 2.9%
Kohls Corp. (a)	2,247,300	127,534
Target Corp.	5,472,800	158,711
Wal-Mart Stores, Inc.	9,807,000	538,772
		825,017
Grocery Stores - 0.3%
Safeway, Inc. (a)	1,899,900	85,614
Retail & Wholesale, Miscellaneous - 2.2%
Best Buy Co., Inc. (a)	1,355,200	98,591
Home Depot, Inc.	8,767,100	453,697
Lowe's Companies, Inc.	2,203,300	92,952
		645,240
TOTAL RETAIL & WHOLESALE		1,862,003
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - 0.8%
Advertising - 0.6%
Omnicom Group, Inc.	2,171,200	$ 184,552
Services - 0.2%
Ecolab, Inc.	1,385,800	49,629
TOTAL SERVICES		234,181
TECHNOLOGY - 41.1%
Communications Equipment - 8.5%
Cisco Systems, Inc. (a)	21,480,200	1,405,610
Comverse Technology, Inc. (a)	1,345,500	118,068
Corning, Inc.	1,285,700	300,773
Lucent Technologies, Inc.	6,636,714	290,356
Nokia AB sponsored ADR	1,392,000	61,683
Nortel Networks Corp.	4,154,000	308,954
Sycamore Networks, Inc.	23,100	2,849
		2,488,293
Computer Services & Software - 10.5%
Adobe Systems, Inc.	987,334	113,050
Akamai Technologies, Inc.	8,600	678
America Online, Inc. (a)	4,607,400	245,632
Ariba, Inc.	708,300	82,119
Automatic Data Processing, Inc.	2,312,880	114,632
BEA Systems, Inc. (a)	2,784,700	119,916
Cadence Design Systems, Inc. (a)	1,253,800	26,173
CNET Networks, Inc. (a)	426,600	12,771
Computer Associates International, Inc.	1,200,200	29,780
Computer Sciences Corp. (a)	1,360,400	85,025
DST Systems, Inc. (a)	1,069,200	99,837
Electronic Data Systems Corp.	1,075,100	46,229
Exodus Communications, Inc. (a)	2,309,000	102,606
First Data Corp.	200,500	9,236
Healtheon/WebMD Corp. (a)	1,290,600	17,181
Inktomi Corp. (a)	601,800	64,393
Intuit, Inc. (a)	2,157,000	73,338
Mercury Interactive Corp. (a)	249,000	24,717
Micromuse, Inc. (a)	248,400	32,226
Microsoft Corp. (a)	11,343,600	791,925
Oracle Corp. (a)	5,633,800	423,591
PeopleSoft, Inc. (a)	1,278,000	27,876
Phone.com, Inc.	210,870	16,843
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
Priceline.com, Inc. (a)	455,000	$ 10,749
Rational Software Corp. (a)	378,800	38,543
Siebel Systems, Inc. (a)	173,598	25,172
Software.com, Inc.	713,800	72,005
StorageNetworks, Inc.	15,800	1,724
VeriSign, Inc. (a)	541,600	85,945
VERITAS Software Corp. (a)	1,326,665	135,237
Vignette Corp. (a)	1,861,500	63,058
Yahoo!, Inc. (a)	434,100	55,863
		3,048,070
Computers & Office Equipment - 9.5%
Brocade Communications Systems, Inc. (a)	446,200	79,702
Comdisco, Inc.	319,800	8,275
Compaq Computer Corp.	2,645,500	74,239
Dell Computer Corp. (a)	6,903,800	303,336
EMC Corp. (a)	6,799,400	578,799
Gateway, Inc. (a)	1,105,400	61,004
Hewlett-Packard Co.	2,017,400	220,275
International Business Machines Corp.	3,847,000	432,547
Juniper Networks, Inc. (a)	815,400	116,144
Lexmark International Group, Inc. Class A (a)	716,180	32,273
Network Appliance, Inc. (a)	1,584,484	136,563
Pitney Bowes, Inc.	3,228,100	111,773
Ricoh Co. Ltd.	1,809,000	32,121
Sun Microsystems, Inc. (a)	5,120,800	539,924
Symbol Technologies, Inc.	714,500	28,491
		2,755,466
Electronic Instruments - 1.3%
Agilent Technologies, Inc.	2,762,474	112,571
Applied Materials, Inc. (a)	1,321,800	100,292
KLA-Tencor Corp. (a)	1,447,400	77,074
Novellus Systems, Inc. (a)	1,516,700	81,807
		371,744
Electronics - 11.3%
Altera Corp. (a)	820,200	80,533
Analog Devices, Inc. (a)	1,189,900	79,575
Broadcom Corp. Class A (a)	450,200	100,957
Chartered Semiconductor Manufacturing Ltd. ADR	44,100	3,175
Flextronics International Ltd. (a)	765,700	54,209
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
Integrated Device Technology, Inc. (a)	1,025,900	$ 54,373
Intel Corp.	19,186,040	1,280,668
International Rectifier Corp. (a)	1,288,000	71,243
JDS Uniphase Corp. (a)	2,121,100	250,555
Linear Technology Corp.	2,357,860	130,272
LSI Logic Corp. (a)	2,591,200	87,777
Micron Technology, Inc. (a)	2,273,700	185,307
Motorola, Inc.	4,759,100	157,348
PMC-Sierra, Inc. (a)	474,600	91,983
Sanmina Corp. (a)	1,036,000	96,219
SDL, Inc. (a)	322,500	111,928
Texas Instruments, Inc.	5,798,200	340,282
Vitesse Semiconductor Corp. (a)	974,200	58,087
Xilinx, Inc. (a)	986,100	74,019
		3,308,510
TOTAL TECHNOLOGY		11,972,083
UTILITIES - 4.7%
Cellular - 2.5%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,493,200	103,935
China Unicom Ltd. sponsored ADR (a)	2,189,300	51,585
Nextel Communications, Inc. Class A (a)	2,848,800	159,355
QUALCOMM, Inc. (a)	523,600	34,001
Sprint Corp. - PCS Group Series 1 (a)	2,781,300	153,667
Vodafone Group PLC sponsored ADR	3,782,750	163,131
VoiceStream Wireless Corp. (a)	613,900	78,733
		744,407
Electric Utility - 1.2%
AES Corp. (a)	3,159,200	168,820
Calpine Corp. (a)	2,161,200	153,986
NRG Energy, Inc.	720,000	16,875
		339,681
Telephone Services - 1.0%
AT&T Corp.	1,727,524	53,445
McLeodUSA, Inc. Class A (a)	2,818,600	47,740
Metromedia Fiber Network, Inc. Class A (a)	2,084,500	73,218
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
Qwest Communications International, Inc. (a)	856,000	$ 40,179
WorldCom, Inc. (a)	2,100,399	82,047
		296,629
TOTAL UTILITIES		1,380,717
TOTAL COMMON STOCKS (Cost $17,671,187)		28,502,556
Cash Equivalents - 2.4%

Fidelity Cash Central Fund, 6.57% (b)	642,344,626	642,345
Fidelity Securities Lending Cash Central Fund, 6.65% (b)	55,877,200	55,877
TOTAL CASH EQUIVALENTS (Cost $698,222)		698,222
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $18,369,409)		29,200,778
NET OTHER ASSETS - (0.2)%		(46,714)
NET ASSETS - 100%		$ 29,154,064
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Income Tax Information

At July 31, 2000, the aggregate cost
of investment securities for income tax purposes was $18,378,046,000. Net unrealized appreciation aggregated $10,822,732,000, of which $11,903,037,000 related to appreciated investment securities and $1,080,305,000 related to depreciated investment securities.

The fund hereby designates approximately $918,501,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2000
Assets
Investment in securities, at value (cost $18,369,409) - See accompanying schedule		$ 29,200,778
Receivable for investments sold		292,647
Receivable for fund shares sold		36,501
Dividends receivable		10,172
Interest receivable		2,887
Other receivables		151
Total assets		29,543,136
Liabilities
Payable for investments purchased	$ 256,326
Payable for fund shares redeemed	53,449
Accrued management fee	17,934
Other payables and accrued expenses	5,486
Collateral on securities loaned, at value	55,877
Total liabilities		389,072
Net Assets		$ 29,154,064
Net Assets consist of:
Paid in capital		$ 17,372,138
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		950,608
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,831,318
Net Assets, for 483,871 shares outstanding		$ 29,154,064
Net Asset Value, offering price and redemption price per share ($29,154,064 ÷ 483,871 shares)		$60.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2000
Investment Income Dividends		$ 186,443
Interest		42,515
Security lending		155
Total income		229,113
Expenses
Management fee Basic fee	$ 156,564
Performance adjustment	18,092
Transfer agent fees	57,672
Accounting and security lending fees	1,383
Non-interested trustees' compensation	129
Custodian fees and expenses	614
Registration fees	1,625
Audit	120
Legal	129
Reports to shareholders	1,446
Miscellaneous	54
Total expenses before reductions	237,828
Expense reductions	(4,400)	233,428
Net investment income (loss)		(4,315)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	972,471
Foreign currency transactions	(245)	972,226
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,324,207
Assets and liabilities in foreign currencies	(103)	3,324,104
Net gain (loss)		4,296,330
Net increase (decrease) in net assets resulting from operations		$ 4,292,015

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2000	Year ended July 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (4,315)	$ 64,596
Net realized gain (loss)	972,226	994,671
Change in net unrealized appreciation (depreciation)	3,324,104	2,337,286
Net increase (decrease) in net assets resulting from operations	4,292,015	3,396,553
Distributions to shareholders From net investment income	(62,509)	(36,306)
From net realized gain	(924,054)	(747,879)
Total distributions	(986,563)	(784,185)
Share transactions Net proceeds from sales of shares	8,736,745	8,609,208
Reinvestment of distributions	966,621	766,939
Cost of shares redeemed	(7,538,958)	(5,310,552)
Net increase (decrease) in net assets resulting from share transactions	2,164,408	4,065,595
Total increase (decrease) in net assets	5,469,860	6,677,963
Net Assets
Beginning of period	23,684,204	17,006,241
End of period (including undistributed net investment income of $0 and $64,832, respectively)	$ 29,154,064	$ 23,684,204
Other Information Shares
Sold	150,185	172,671
Issued in reinvestment of distributions	18,221	19,630
Redeemed	(129,754)	(108,433)
Net increase (decrease)	38,652	83,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 53.20	$ 47.06	$ 41.21	$ 30.76	$ 32.59
Income from Investment Operations
Net investment income (loss)	(.01) C	.16 C	.22 C	.28 C	.34
Net realized and unrealized gain (loss)	9.27	8.14	7.64	12.70	.42
Total from investment operations	9.26	8.30	7.86	12.98	.76
Less Distributions
From net investment income	(.14)	(.10)	(.26)	(.28)	(.12)
From net realized gain	(2.07)	(2.06)	(1.75)	(2.25)	(2.47)
Total distributions	(2.21)	(2.16)	(2.01)	(2.53)	(2.59)
Net asset value, end of period	$ 60.25	$ 53.20	$ 47.06	$ 41.21	$ 30.76
Total Return A, B	17.97%	19.30%	20.17%	45.50%	2.19%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 29,154	$ 23,684	$ 17,006	$ 12,877	$ 8,179
Ratio of expenses to average net assets	.88%	.71%	.72%	.80%	.98%
Ratio of expenses to average net assets after expense reductions	.86% D	.70% D	.70% D	.78% D	.95% D
Ratio of net investment income (loss) to average net assets	(.02)%	.32%	.52%	.81%	1.10%
Portfolio turnover rate	40%	38%	49%	51%	206%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the former one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2000

1. Significant Accounting Policies.

Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,963,841,000 and $10,595,131,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .64% of average net assets after the performance adjustment.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $28,000 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $584,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $55,363,000. The fund received cash collateral of $55,877,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,570,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,000 and $1,826,000, respectively, under these arrangements

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Securities Fund and Shareholders of
Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund (the Trust), including the portfolio of investments, as of July 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated September 8, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America . Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America .

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 1, 2000

Annual Report

Distributions

The Board of Trustees of Blue Chip Growth Fund voted to pay on September 11, 2000, to shareholders of record at the opening of business on September 8, 2000, a distribution of $1.82 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 14, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the twelve nominees presented in proposal 1.*

	# of Votes Cast	% of Votes Cast
Ralph F. Cox
Affirmative	45,879,831,565.22	97.815
Withheld	1,025,023,341.61	2.185
TOTAL	46,904,854,906.83	100.000
Phyllis Burke Davis
Affirmative	45,860,078,281.02	97.773
Withheld	1,044,776,625.81	2.227
TOTAL	46,904,854,906.83	100.000
Robert M. Gates
Affirmative	45,855,277,358.57	97.762
Withheld	1,049,577,548.26	2.238
TOTAL	46,904,854,906.83	100.000
Edward C. Johnson 3d
Affirmative	45,870,463,926.34	97.795
Withheld	1,034,390,980.49	2.205
TOTAL	46,904,854,906.83	100.000
Donald J. Kirk
Affirmative	45,885,184,726.69	97.826
Withheld	1,019,670,180.14	2.174
TOTAL	46,904,854,906.83	100.000
Ned C. Lautenbach
Affirmative	45,908,380,446.26	97.876
Withheld	996,474,460.57	2.124
TOTAL	46,904,854,906.83	100.000
	# of Votes Cast	% of Votes Cast
Peter S. Lynch
Affirmative	45,908,650,981.55	97.876
Withheld	996,203,925.28	2.124
TOTAL	46,904,854,906.83	100.000
William O. McCoy
Affirmative	45,884,024,635.43	97.824
Withheld	1,020,830,271.40	2.176
TOTAL	46,904,854,906.83	100.000
Gerald C. McDonough
Affirmative	45,813,850,456.73	97.674
Withheld	1,091,004,450.10	2.326
TOTAL	46,904,854,906.83	100.000
Marvin L. Mann
Affirmative	45,890,658,904.13	97.838
Withheld	1,014,196,002.70	2.162
TOTAL	46,904,854,906.83	100.000
Robert C. Pozen
Affirmative	45,900,540,034.23	97.859
Withheld	1,004,314,872.60	2.141
TOTAL	46,904,854,906.83	100.000
Thomas R. Williams
Affirmative	45,827,262,492.26	97.703
Withheld	1,077,592,414.57	2.297
TOTAL	46,904,854,906.83	100.000
PROPOSAL 2
To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	13,610,083,626.77	95.759
Against	161,273,292.74	1.135
Abstain	441,483,850.06	3.106
TOTAL	14,212,840,769.57	100.000
PROPOSAL 3
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	41,410,483,631.45	88.286
Against	2,396,147,050.82	5.109
Abstain	3,098,224,224.56	6.605
TOTAL	46,904,854,906.83	100.000
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	12,963,867,029.03	91.212
Against	617,136,891.50	4.342
Abstain	631,836,849.04	4.446
TOTAL	14,212,840,769.57	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with FMR Far East for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	12,945,427,825.51	91.083
Against	599,612,866.16	4.218
Abstain	667,800,077.90	4.699
TOTAL	14,212,840,769.57	100.000
PROPOSAL 7
To approve an amended sub-advisory agreement with FMR U.K. for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	12,959,260,304.34	91.180
Against	586,957,409.98	4.130
Abstain	666,623,055.25	4.690
TOTAL	14,212,840,769.57	100.000
PROPOSAL 8
To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	12,731,958,845.37	89.581
Against	702,474,808.90	4.942
Abstain	778,407,115.30	5.477
TOTAL	14,212,840,769.57	100.000
PROPOSAL 14
To amend the fundamental investment limitation concerning diversification for the fund to exclude "securities of other investment companies" from the limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	12,746,963,554.53	89.686
Against	814,435,076.47	5.731
Abstain	651,442,138.57	4.583
TOTAL	14,212,840,769.57	100.000

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

John McDowell, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(8 a.m. - 9 p.m.)

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www.fidelity.com

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2000

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past 12 months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent Accountants	27	The auditors' opinion.
Distributions	28
Proxy Voting Results	29

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Federal Reserve Board's effort to keep inflation in check without over-cooling the U.S. economy has taken a toll on the stock market. Through July 2000, bellwether equity indexes such as the Dow Jones Industrial Average, NASDAQ and S&P 500® have negative returns for the year. On the other hand, fixed-income markets are enjoying strong performance. Except for high-yield, most bond sectors - corporates, mortgages, Treasuries and agencies - have returned 4%-6% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Dividend Growth	7.00%	178.16%	357.76%
S&P 500 ®	8.98%	177.11%	278.82%
Growth Funds Average	20.80%	157.45%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,280 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended July 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Dividend Growth	7.00%	22.70%	23.29%
S&P 500	8.98%	22.61%	20.12%
Growth Funds Average	20.80%	20.27%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by July 31, 2000, the value of the investment would have grown to $45,776 - a 357.76% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $37,882 - a 278.82% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2000, the one year, and five year cumulative total returns for the large-cap value funds average were 1.56% and 120.68% respectively. The one year and five year average annual total returns were 1.56% and 16.98%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were 15.42% and 160.21%, respectively. The one year and five year average annual total returns were 15.42% and 20.70%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

During the 12-month period that ended July 31, 2000, the U.S. equity markets struggled to break free from the grip of the Federal Reserve Board, whose effort to cool the overheated economy was delivered via a series of five interest-rate hikes. With every clench of its fist, the Fed's effort - which raised the federal funds rate by a combined total of 1.50% during the period - gradually tempered the robust optimism toward stocks as the period progressed. Most of the effect of the Fed's tightening, coupled with the market's concerns about corporate earnings, took its toll in the period's second half. The Dow Jones Industrial Average - a benchmark of blue chip stocks - returned 0.27% during the overall period, but has declined 7.65% during the past seven months. Similarly, the Standard & Poor's 500 Index, an index of 500 larger companies, returned 8.98% for the past year, but feeling the impact of the Fed's action, has lost 1.98% year to date. Even the seemingly invincible NASDAQ Composite Index, which finished the period with a 43.08% gain, has given back 7.33% in 2000. Growing concerns about a potential economic slowdown during the second half of the period also affected small-cap stocks, as evidenced by the Russell 2000®'s 13.77% advance for the 12-month period, compared to its weak -0.28% return year to date.

SM

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the 12 months that ended July 31, 2000, the fund returned 7.00%. This trailed the Standard & Poor's 500 Index - which returned 8.98% during that time - as well as the growth funds average, which returned 20.80% according to Lipper Inc.

Q. What were the major factors behind the fund's performance?

A. The fund's less-than-index weighting in technology stocks continued to undermine performance. Technology stocks maintained their market dominance through the first half of the period and, since the majority of the fund pursued stable growth via dividend-paying stocks in industries such as health and finance, this ongoing trend hurt. The second half of the period was a bit kinder to stable-growth stocks. The technology group endured a steep decline in April and May, and many concerned investors reacquainted themselves with stable-growth names. As a result, health stocks performed well and this helped bring the fund's return more in line with that of the index.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Despite the fund's underweighting in technology, its exposure to the sector increased during the period. Where did you find opportunities?

A. A big part of the fund's increased weighting was simply the appreciation of several names, including Intel, Cisco and EMC. These companies not only held significant market shares in their respective fields, but also had attractive cash flow situations. Each stock was among the fund's top-10 performers for the period. I did add to the fund's positions in companies that offer technology-related services and solutions. Many of these stocks - such as Electronic Data Systems and NCR - struggled when Y2K spending dried up in the second half of 1999. Now that companies are out of the Y2K woods, spending should get back to more normal levels and these companies could find themselves back in demand.

Q. What was the story with the fund's health-related investments?

A. Health stocks performed very well following the technology decline. In fact, the fund's best performer for the period was drug stock Eli Lilly. The company had been in the early trial stages of testing a new drug designed to fight sepsis, a condition that ultimately leads to organ failure. The results were so extraordinary that Lilly expects to file for expedited federal approval of the drug. Another strong performer was Cardinal Health. As technology-weary investors sought growth in other areas, Cardinal Health - with its consistent earnings growth track record - was one stock that stood out.

Q. Which other stocks helped performance? Which stocks were disappointing?

A. On the plus side, the fund's investments in semiconductor-related stocks such as Linear Technology and Texas Instruments fared nicely. Energy services stocks such as ENSCO and Smith International also performed well. Disappointments included SBC Communications and AT&T, both of which missed earnings goals.

Q. What's your outlook, Charles?

A. If the signs we've seen during the second half of this period - namely, a slowing economy and a higher level of confidence in stable-growth investments - have staying power, it should bode very well for the fund. Having said that, however, we need to remember that six months of change doesn't necessarily translate into a concrete pattern. There's still a lot of speculation over which direction technology stocks are heading, and much attention will be paid to retail consumer trends as well as further actions taken by the Federal Reserve Board. Through it all, my discipline will remain the same: find good companies with attractive price tags and earnings growth potential.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities of companies that have the potential to increase their current dividend or begin paying a dividend

Fund number: 330

Trading symbol: FDGFX

Start date: April 27, 1993

Size: as of July 31, 2000, more than $10.4 billion

Manager: Charles Mangum, since 1997; manager, Fidelity OTC Portfolio, 1996-1997; Fidelity Convertible Securities Fund, 1995-1996; Fidelity Select Health Care Portfolio, 1992-1995; joined Fidelity in 1990

3

Charles Mangum discusses more portfolio strategies:

"One area of finance that I've been attracted to is fee-based banks, those that derive more of their revenues from charging fees than from credit spreads. PNC Financial is a great example of this. By being more fee-based, these types of banks are less susceptible to credit cycle risks.

"I've also positioned the fund to take advantage of a potential increase in demand for gas and oil. The fund has investments in several energy exploration and production companies, which could benefit as earnings increase. A prime example is Conoco, a fairly new company that was spun off from DuPont. Conoco had an attractive valuation, high relative returns, a good production profile and a solid management team.

"There's been a lot of talk about where the economy is heading - whether we're in for a recession, or a soft landing in which the slowdown occurs gradually. I've begun to look for companies that I'd call ´soft cyclicals,' or those that are less likely to lose a lot of money in a slowdown. One example is Ingersoll-Rand, an industrial manufacturer with lines of business in industries such as automotive, construction, utilities, housing and transportation."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.5	4.7
Schering-Plough Corp.	5.0	5.6
Fannie Mae	4.4	4.3
Eli Lilly & Co.	4.3	3.1
Cisco Systems, Inc.	4.0	2.4
General Electric Co.	3.4	2.8
Comerica, Inc.	2.7	2.2
Conoco, Inc. Class B	2.6	1.1
EMC Corp.	2.2	1.0
Intel Corp.	2.1	1.7
	38.2	28.9
Top Five Market Sectors as of July 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	23.2	19.3
Health	19.5	18.0
Finance	17.6	15.5
Industrial Machinery & Equipment	6.6	3.6
Energy	6.6	7.0
Asset Allocation (% of fund's net assets)
As of July 31, 2000 *		As of January 31, 2000 **
	Stocks 96.1%		Stocks 96.1%
	Convertible Securities 0.6%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	4.0%	** Foreign investments	2.6%

Annual Report

Investments July 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.6%
Aerospace & Defense - 0.4%
Honeywell International, Inc.	927,187	$ 31,177
Textron, Inc.	231,700	13,221
		44,398
Ship Building & Repair - 1.2%
General Dynamics Corp.	2,212,850	124,888
TOTAL AEROSPACE & DEFENSE		169,286
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 0.9%
E.I. du Pont de Nemours and Co.	900,000	40,781
FMC Corp. (a)	200,000	12,050
Praxair, Inc.	270,500	10,702
Solutia, Inc.	739,000	10,577
Union Carbide Corp.	330,100	14,793
		88,903
Metals & Mining - 0.4%
Alcoa, Inc.	1,487,100	44,985
TOTAL BASIC INDUSTRIES		133,888
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	883,300	17,445
DURABLES - 0.8%
Autos, Tires, & Accessories - 0.2%
Goodyear Tire & Rubber Co.	1,000,000	19,938
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	600,000	54,038
Home Furnishings - 0.1%
Leggett & Platt, Inc.	87,000	1,523
Newell Rubbermaid, Inc.	429,272	11,564
		13,087
TOTAL DURABLES		87,063
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 6.6%
Energy Services - 0.8%
ENSCO International, Inc.	211,320	$ 7,132
Halliburton Co.	1,261,200	58,173
Smith International, Inc. (a)	178,500	12,740
		78,045
Oil & Gas - 5.8%
Chevron Corp.	421,200	33,275
Conoco, Inc. Class B	11,962,552	275,886
Cooper Cameron Corp. (a)	659,960	42,650
Devon Energy Corp.	213,400	9,763
Exxon Mobil Corp.	1,800,045	144,004
Santa Fe Snyder Corp. (a)(c)	10,291,915	102,919
		608,497
TOTAL ENERGY		686,542
FINANCE - 17.4%
Banks - 5.3%
Bank of America Corp.	350,000	16,581
Bank of New York Co., Inc.	400,000	18,725
Comerica, Inc.	5,437,445	277,310
FleetBoston Financial Corp.	584,600	20,936
PNC Financial Services Group, Inc.	3,381,800	172,049
Synovus Finanical Corp.	480,800	8,654
Wells Fargo & Co.	861,100	35,574
		549,829
Credit & Other Finance - 1.4%
Associates First Capital Corp. Class A	2,860,274	74,903
Household International, Inc.	1,642,500	73,194
		148,097
Federal Sponsored Credit - 4.4%
Fannie Mae	9,181,600	457,932
Insurance - 5.6%
ACE Ltd.	950,000	34,200
AFLAC, Inc.	1,011,600	52,540
Allmerica Financial Corp.	1,614,700	95,469
American International Group, Inc.	600,000	52,613
ChoicePoint, Inc. (a)	1,043,660	45,399
CIGNA Corp.	500,000	49,938
Conseco, Inc.	1,432,500	11,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
Everest Re Group Ltd.	927,300	$ 36,802
Hartford Financial Services Group, Inc.	1,414,500	90,882
MetLife, Inc.	1,421,500	29,852
PartnerRe Ltd.	404,000	16,009
RenaissanceRe Holdings Ltd.	322,800	15,030
The Chubb Corp.	198,900	14,719
XL Capital Ltd. Class A	634,500	41,877
		586,611
Securities Industry - 0.7%
Charles Schwab Corp.	1,100,000	39,738
Morgan Stanley Dean Witter & Co.	355,600	32,449
		72,187
TOTAL FINANCE		1,814,656
HEALTH - 19.5%
Drugs & Pharmaceuticals - 10.7%
Bristol-Myers Squibb Co.	3,032,900	150,508
Eli Lilly & Co.	4,348,500	451,700
Schering-Plough Corp.	11,972,600	517,067
		1,119,275
Medical Equipment & Supplies - 8.8%
Abbott Laboratories	2,826,200	117,641
Baxter International, Inc.	192,000	14,928
Cardinal Health, Inc.	10,617,980	780,413
		912,982
TOTAL HEALTH		2,032,257
INDUSTRIAL MACHINERY & EQUIPMENT - 6.6%
Electrical Equipment - 4.2%
Emerson Electric Co.	623,700	38,085
General Electric Co.	6,823,200	350,968
Koninklijke Philips Electronics NV sponsored ADR	1,024,112	46,021
		435,074
Industrial Machinery & Equipment - 2.4%
Illinois Tool Works, Inc.	521,600	29,862
Ingersoll-Rand Co.	1,771,400	69,527
Parker-Hannifin Corp.	1,045,900	37,195
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - continued
The Stanley Works	157,200	$ 4,117
Tyco International Ltd.	2,150,000	115,025
		255,726
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		690,800
MEDIA & LEISURE - 4.1%
Broadcasting - 2.2%
AMFM, Inc. (a)	800,000	57,150
AT&T Corp. - Liberty Media Group Class A (a)	1,200,000	26,700
Clear Channel Communications, Inc. (a)	1,050,000	79,997
Time Warner, Inc.	806,988	61,886
		225,733
Entertainment - 0.6%
Carnival Corp.	600,000	11,213
Viacom, Inc. Class B (non-vtg.) (a)	871,800	57,811
		69,024
Lodging & Gaming - 0.1%
Starwood Hotels & Resorts Worldwide, Inc. unit	272,400	9,296
Restaurants - 1.2%
Jack in the Box, Inc. (a)	1,135,400	24,340
McDonald's Corp.	525,500	16,553
Tricon Global Restaurants, Inc. (a)	2,184,600	52,840
Wendy's International, Inc.	1,813,400	30,714
		124,447
TOTAL MEDIA & LEISURE		428,500
NONDURABLES - 2.7%
Beverages - 0.9%
Coca-Cola Enterprises, Inc.	502,600	9,644
The Coca-Cola Co.	1,433,200	87,873
		97,517
Foods - 0.4%
Quaker Oats Co.	657,300	44,203
Household Products - 0.8%
Clorox Co.	502,826	20,773
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Household Products - continued
Gillette Co.	1,212,100	$ 35,378
Procter & Gamble Co.	420,800	23,933
		80,084
Tobacco - 0.6%
Philip Morris Companies, Inc.	2,399,500	60,587
TOTAL NONDURABLES		282,391
RETAIL & WHOLESALE - 5.4%
Apparel Stores - 0.0%
Gap, Inc.	110,637	3,962
General Merchandise Stores - 1.8%
Saks, Inc. (a)	1,427,454	14,453
Target Corp.	1,915,000	55,535
Wal-Mart Stores, Inc.	2,170,400	119,236
		189,224
Grocery Stores - 0.7%
Safeway, Inc. (a)	1,617,800	72,902
Retail & Wholesale, Miscellaneous - 2.9%
Alberto-Culver Co. Class A (c)	4,336,500	110,039
Home Depot, Inc.	2,066,450	106,939
Lowe's Companies, Inc.	1,202,500	50,730
Staples, Inc. (a)	2,185,400	30,186
		297,894
TOTAL RETAIL & WHOLESALE		563,982
SERVICES - 0.4%
Advertising - 0.3%
Omnicom Group, Inc.	428,500	36,423
Services - 0.1%
Robert Half International, Inc. (a)	244,000	8,388
TOTAL SERVICES		44,811
TECHNOLOGY - 23.2%
Communications Equipment - 6.9%
Cisco Systems, Inc. (a)	6,343,200	415,083
Comverse Technology, Inc. (a)	417,700	36,653
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Lucent Technologies, Inc.	1,201,200	$ 52,553
Nokia AB sponsored ADR	790,000	35,007
Nortel Networks Corp.	2,428,400	180,612
		719,908
Computer Services & Software - 4.6%
Automatic Data Processing, Inc.	450,900	22,348
BEA Systems, Inc. (a)	114,500	4,931
Cadence Design Systems, Inc. (a)	346,200	7,227
Computer Associates International, Inc.	2,500,000	62,031
Computer Sciences Corp. (a)	59,000	3,688
DST Systems, Inc. (a)	415,600	38,807
Electronic Data Systems Corp.	1,699,500	73,079
Microsoft Corp. (a)	2,510,200	175,243
NCR Corp. (a)	1,976,800	70,053
Phone.com, Inc.	205,000	16,374
		473,781
Computers & Office Equipment - 6.7%
Compaq Computer Corp.	1,800,000	50,513
Dell Computer Corp. (a)	2,500,000	109,844
EMC Corp. (a)	2,650,000	225,581
Hewlett-Packard Co.	631,700	68,974
International Business Machines Corp.	1,300,000	146,169
Lexmark International Group, Inc. Class A (a)	500,000	22,531
Sun Microsystems, Inc. (a)	700,000	73,806
		697,418
Electronic Instruments - 0.0%
Agilent Technologies, Inc.	140	6
Electronics - 5.0%
Intel Corp.	3,253,600	217,178
JDS Uniphase Corp. (a)	396,700	46,860
Linear Technology Corp.	2,114,500	116,826
LSI Logic Corp. (a)	500,000	16,938
Solectron Corp. (a)	300,000	12,094
Texas Instruments, Inc.	1,937,900	113,731
		523,627
TOTAL TECHNOLOGY		2,414,740
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - 0.9%
Railroads - 0.9%
Burlington Northern Santa Fe Corp.	4,008,600	$ 97,960
UTILITIES - 5.4%
Cellular - 0.3%
QUALCOMM, Inc. (a)	260,000	16,884
Vodafone Group PLC sponsored ADR	200,000	8,625
		25,509
Electric Utility - 0.4%
AES Corp. (a)	253,200	13,530
IPALCO Enterprises, Inc.	1,416,200	32,042
		45,572
Gas - 0.2%
Dynegy, Inc. Class A	282,400	19,874
Telephone Services - 4.5%
AT&T Corp.	2,131,781	65,952
BellSouth Corp.	2,321,000	92,405
Qwest Communications International, Inc. (a)	1,345,501	63,154
SBC Communications, Inc.	4,281,791	182,244
Sprint Corp. - FON Group	145,140	5,171
Verizon Communications	98,200	4,615
WorldCom, Inc. (a)	1,481,413	57,868
		471,409
TOTAL UTILITIES		562,364
TOTAL COMMON STOCKS (Cost $8,194,603)		10,026,685
Convertible Preferred Stocks - 0.6%

FINANCE - 0.2%
Credit & Other Finance - 0.2%
Caremark Rx Capital Trust I $3.50 TOPRS (d)	374,300	23,253
MEDIA & LEISURE - 0.4%
Broadcasting - 0.4%
Comcast Corp. $1.63 ZONES (a)	392,000	41,552
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $52,441)		64,805
Cash Equivalents - 3.5%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.45%, dated 7/31/00 due 8/1/00	$ 10,983	$ 10,981
	Shares
Fidelity Cash Central Fund, 6.57% (b)	342,658,077	342,658
Fidelity Securities Lending Cash Central Fund, 6.65% (b)	8,979,300	8,979
TOTAL CASH EQUIVALENTS (Cost $362,618)		362,618
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $8,609,662)		10,454,108
NET OTHER ASSETS - (0.2)%		(22,537)
NET ASSETS - 100%		$ 10,431,571
Security Type Abbreviations
TOPRS	-	Trust Originated Preferred Securities
ZONES	-	Zero Premium Option Exchangeable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,253,000 or 0.2% of net assets.

Income Tax Information

At July 31, 2000, the aggregate cost of investment securities for income tax purposes was $8,664,975,000. Net unrealized appreciation aggregated $1,789,133,000, of which $2,336,366,000 related to appreciated investment securities and $547,233,000 related to depreciated investment securities.

The fund hereby designates approximately $425,016,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $10,981) (cost $8,609,662) - See accompanying schedule		$ 10,454,108
Cash		1
Receivable for investments sold		41,687
Receivable for fund shares sold		17,440
Dividends receivable		8,642
Interest receivable		2,239
Other receivables		357
Total assets		10,524,474
Liabilities
Payable for investments purchased	$ 58,467
Payable for fund shares redeemed	18,168
Accrued management fee	5,878
Other payables and accrued expenses	1,411
Collateral on securities loaned, at value	8,979
Total liabilities		92,903
Net Assets		$ 10,431,571
Net Assets consist of:
Paid in capital		$ 8,010,088
Undistributed net investment income		45,276
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		531,761
Net unrealized appreciation (depreciation) on investments		1,844,446
Net Assets, for 337,614 shares outstanding		$ 10,431,571
Net Asset Value, offering price and redemption price per share ($10,431,571 ÷ 337,614 shares)		$30.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2000
Investment Income Dividends (including $3,325 received from affiliated issuers)		$ 128,389
Interest		19,055
Security lending		42
Total income		147,486
Expenses
Management fee Basic fee	$ 67,245
Performance adjustment	(4,346)
Transfer agent fees	24,862
Accounting and security lending fees	945
Non-interested trustees' compensation	35
Custodian fees and expenses	233
Registration fees	183
Audit	73
Legal	65
Reports to shareholders	637
Miscellaneous	34
Total expenses before reductions	89,966
Expense reductions	(3,705)	86,261
Net investment income		61,225
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $19,134 on sales of investments in affiliated issuers)	573,408
Foreign currency transactions	(229)	573,179
Change in net unrealized appreciation (depreciation) on investment securities		(137,084)
Net gain (loss)		436,095
Net increase (decrease) in net assets resulting from operations		$ 497,320

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2000	Year ended July 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 61,225	$ 62,989
Net realized gain (loss)	573,179	1,195,042
Change in net unrealized appreciation (depreciation)	(137,084)	801,977
Net increase (decrease) in net assets resulting from operations	497,320	2,060,008
Distributions to shareholders From net investment income	(64,187)	(38,407)
From net realized gain	(983,902)	(597,854)
Total distributions	(1,048,089)	(636,261)
Share transactions Net proceeds from sales of shares	4,054,819	9,445,534
Reinvestment of distributions	1,017,521	617,315
Cost of shares redeemed	(8,373,498)	(4,574,330)
Net increase (decrease) in net assets resulting from share transactions	(3,301,158)	5,488,519
Total increase (decrease) in net assets	(3,851,927)	6,912,266
Net Assets
Beginning of period	14,283,498	7,371,232
End of period (including undistributed net investment income of $45,276 and $45,206, respectively)	$ 10,431,571	$ 14,283,498
Other Information Shares
Sold	139,366	331,300
Issued in reinvestment of distributions	34,903	26,258
Redeemed	(295,310)	(161,099)
Net increase (decrease)	(121,041)	196,459

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 31.14	$ 28.11	$ 25.07	$ 17.24	$ 16.04
Income from Investment Operations
Net investment income	.15 B	.17 B	.17 B	.20 B	.11
Net realized and unrealized gain (loss)	1.89	5.18	5.21	8.09	2.25
Total from investment operations	2.04	5.35	5.38	8.29	2.36
Less Distributions
From net investment income	(.14)	(.13)	(.15)	(.09)	(.09)
From net realized gain	(2.14)	(2.19)	(2.19)	(.37)	(1.07)
Total distributions	(2.28)	(2.32)	(2.34)	(.46)	(1.16)
Net asset value, end of period	$ 30.90	$ 31.14	$ 28.11	$ 25.07	$ 17.24
Total Return A	7.00%	21.90%	23.81%	49.21%	15.44%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 10,432	$ 14,283	$ 7,371	$ 4,368	$ 1,220
Ratio of expenses to average net assets	.77%	.87%	.89%	.95%	1.02%
Ratio of expenses to average net assets after expense reductions	.74% C	.84% C	.86% C	.92% C	.99% C
Ratio of net investment income to average net assets	.52%	.58%	.64%	.99%	.86%
Portfolio turnover rate	86%	104%	109%	141%	129%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2000

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, contingent interest, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. , an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,687,376,000 and $13,815,390,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

over a specified period of time. For the period, the management fee was equivalent to an annual rate of .54% of average net assets after the performance adjustment.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $636,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $7,857,000. The fund received cash collateral of $8,979,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,149,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,000 and $552,000, respectively, under these arrangements.

Annual Report

Notes to Financial Statements - continued

7. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alberto-Culver Co. Class A	$ -	$ -	$ 932	$ 110,039
Cordant Technologies, Inc.	12,775	59,576	931	-
Forrester Research, Inc.	-	2,347	-	-
Glenborough Realty Trust, Inc.	-	5,361	1,462	-
Santa Fe Snyder Corp.	27,501	41,432	-	102,919
TOTALS	$ 40,276	$ 108,716	$ 3,325	$ 212,958

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of
Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
September 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 11, 2000, to shareholders of record at the opening of business on September 8, 2000, a distribution of $1.62 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.13 per share from net investment income.

A total of 21% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 14, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

	# of Votes Cast	% of Votes Cast
Ralph F. Cox
Affirmative	4,655,971,408.75	97.542
Against	00.000	00.000
Withheld	117,321,034.33	2.458
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Phyllis Burke Davis
Affirmative	4,652,477,766.86	97.469
Against	00.000	00.000
Withheld	120,814,676.22	2.531
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Robert M. Gates
Affirmative	4,653,157,851.50	97.483
Against	00.000	00.000
Withheld	120,134,591.58	2.517
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Edward C. Johnson 3d
Affirmative	4,655,132,961.06	97.525
Against	00.000	00.000
Withheld	118,159,482.02	2.475
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Donald J. Kirk
Affirmative	4,657,089,742.16	97.566
Against	00.000	00.000
Withheld	116,202,700.92	2.434
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
	# of Votes Cast	% of Votes Cast
Ned C. Lautenbach
Affirmative	4,660,738,103.83	97.642
Against	00.000	00.000
Withheld	112,554,339.25	2.358
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Peter S. Lynch
Affirmative	4,660,447,333.37	97.636
Against	00.000	00.000
Withheld	112,845,109.71	2.364
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
William O. McCoy
Affirmative	4,656,178,436.31	97.546
Against	00.000	00.000
Withheld	117,114,006.77	2.454
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Gerald C. McDonough
Affirmative	4,646,920,290.05	97.353
Against	00.000	00.000
Withheld	126,372,153.03	2.647
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Marvin L. Mann
Affirmative	4,658,855,752.60	97.603
Against	00.000	00.000
Withheld	114,436,690.48	2.397
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000

Annual Report

Proxy Voting Results - continued

PROPOSAL 1 - continued

	# of Votes Cast	% of Votes Cast
Robert C. Pozen
Affirmative	4,659,749,443.93	97.621
Against	00.000	00.000
Withheld	113,542,999.15	2.379
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
Thomas R. Williams
Affirmative	4,647,586,775.58	97.366
Against	00.000	00.000
Withheld	125,705,667.50	2.634
Abstain	00.000	00.000
TOTAL	4,773,292,443.08	100.000
PROPOSAL 2
To ratify the selection of Pricewaterhouse- Coopers LLP as independent accountants of the funds.
	# of Votes Cast	% of Votes Cast
Affirmative	4,568,367,741.61	95.707
Against	65,352,418.81	1.369
Withheld	00.000	00.000
Abstain	139,572,282.66	2.924
TOTAL	4,773,292,443.08	100.000
PROPOSAL 3
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	4,321,058,861.17	90.526
Against	245,784,889.70	5.149
Withheld	00.000	00.000
Abstain	206,448,692.21	4.325
TOTAL	4,773,292,443.08	100.000
PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, modify the performance adjustment rounding method for the fund, and modify the fund's agreement subject to the requirements of the Investment Company Act of 1940.

	# of Votes Cast	% of Votes Cast
Affirmative	4,386,300,091.57	91.893
Against	175,630,955.93	3.679
Withheld	00.000	00.000
Abstain	211,361,395.58	4.428
TOTAL	4,773,292,443.08	100.000
PROPOSAL 5

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

	# of Votes Cast	% of Votes Cast
Affirmative	4,350,063,340.54	91.133
Against	167,396,989.28	3.507
Withheld	00.000	00.000
Abstain	255,832,113.26	5.360
TOTAL	4,773,292,443.08	100.000
PROPOSAL 6

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of each fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

	# of Votes Cast	% of Votes Cast
Affirmative	4,349,683,025.76	91.125
Against	167,171,233.07	3.503
Withheld	00.000	00.000
Abstain	256,438,184.25	5.372
TOTAL	4,773,292,443.08	100.000
PROPOSAL 14
To amend the fundamental investment limitation concerning diversification for the fund to exclude "securities of other investment companies" from the limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	4,272,734,588.84	89.513
Against	250,650,269.10	5.251
Withheld	00.000	00.000
Abstain	249,907,585.14	5.236
TOTAL	4,773,292,443.08	100.000

* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Charles A. Mangum, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

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Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant ® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(automated graphic)    Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2000

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Accountants	32	The auditors' opinion.
Distributions	33
Proxy Voting Results	34

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Federal Reserve Board's effort to keep inflation in check without over-cooling the U.S. economy has taken a toll on the stock market. Through July 2000, bellwether equity indexes such as the Dow Jones Industrial Average, NASDAQ and S&P 500® have negative returns for the year. On the other hand, fixed-income markets are enjoying strong performance. Except for high-yield, most bond sectors - corporates, mortgages, Treasuries and agencies - have returned 4%-6% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Growth & Income	6.34%	148.92%	432.00%
S&P 500	8.98%	177.11%	408.31%
Growth & Income Funds Average	4.35%	118.85%	284.86%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 970 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended July 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Growth & Income	6.34%	20.01%	18.19%
S&P 500	8.98%	22.61%	17.65%
Growth & Income Funds Average	4.35%	16.57%	14.16%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Growth & Income Portfolio on July 31, 1990. As the chart shows, by July 31, 2000, the value of the investment would have grown to $53,200 - a 432.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $50,831 - a 408.31% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2000, the one year, five year and 10 year cumulative total returns for the large-cap value funds average were 1.56%, 120.68%, and 300.31%, respectively. The one year, five year and 10 year average annual total returns were 1.56%, 16.98%, and 14.74%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were 15.42%, 160.21% and 372.19%, respectively. The one year, five year and 10 year average annual total returns were 15.42%, 20.70%, and 16.50%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

During the 12-month period that ended July 31, 2000, the U.S. equity markets struggled to break free from the grip of the Federal Reserve Board, whose effort to cool the overheated economy was delivered via a series of five interest-rate hikes. With every clench of its fist, the Fed's effort - which raised the federal funds rate by a combined total of 1.50% during the period - gradually tempered the robust optimism toward stocks as the period progressed. Most of the effect of the Fed's tightening, coupled with the market's concerns about corporate earnings, took its toll in the period's second half. The Dow Jones Industrial Average - a benchmark of blue chip stocks - returned 0.27% during the overall period, but has declined 7.65% during the past seven months. Similarly, the Standard & Poor's 500 Index, an index of 500 larger companies, returned 8.98% for the past year, but feeling the impact of the Fed's action, has lost 1.98% year to date. Even the seemingly invincible NASDAQ Composite Index, which finished the period with a 43.08% gain, has given back 7.33% in 2000. Growing concerns about a potential economic slowdown during the second half of the period also affected small-cap stocks, as evidenced by the Russell 2000®'s 13.77% advance for the 12-month period, compared to its weak -0.28% return year to date.

SM

(Portfolio Manager photograph)
An interview with Steven Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio

Q. How did the fund perform during the past year, Steve?

A. The first six months were pretty difficult, but the fund rebounded well in the latter half of the period. Overall, the fund gained 6.34% during the 12 months that ended July 31, 2000, which beat the growth and income funds average return of 4.35%, as tracked by Lipper Inc., but trailed the Standard & Poor's 500 Index's return of 8.98% for the past year.

Q. In broad terms, how was the fund positioned during the past 12 months, and how did that positioning affect its performance?

A. The technology and wireless sectors dominated the market in the first half of the period. Unfortunately, the fund was underweighted in those sectors because, frankly, their price tags were just too high. True, many of the tech stocks had excellent fundamentals, but not many could justify their valuations. I did increase the fund's tech weighting, but judiciously so. I focused on large-cap, high-quality names such as Cisco and Intel and tried to avoid the "go-go" names - Qualcomm, for example - that had no earnings history to support their valuations. While underweighting tech was responsible for the fund's overall 12-month relative underperformance, it proved very beneficial during the second half of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How so?

A. Beginning in mid-March and lasting through the rest of the period, technology stocks suffered a steep correction. Investors began to recognize that valuations for these stocks had gotten out of hand and, in light of the Federal Reserve Board's series of interest-rate hikes, it became fairly clear that an economic slowdown was on the horizon. Even high-growth technology companies are not immune to economic slowdowns. In fact, the sector started to reflect more realistic expectations toward the end of the period.

Q. How did you position the fund at this juncture?

A. The fund was positioned for a tech sell-off several months before it happened. As mentioned in the report to shareholders six months ago, I increased the fund's exposure to the health sector, particularly large-cap pharmaceutical stocks such as Eli Lilly and Pfizer. Historically, this sector offers steady growth rates and holds up well in a slowing economy. So, when tech stocks went south in March, we were well-positioned for a rotation to the health sector. That strategy, and avoiding some of the riskier tech names that were hit hardest during the sector's decline, have helped the fund outperform the S&P 500 year to date.

Q. What were some of the fund's best-performing stocks during the past year?

A. Several of the fund's health care picks were among the best relative contributors to performance, including Warner-Lambert, whose stock received a boost when the company merged with Pfizer during the period. General Electric, the fund's largest holding at the end of the period, also performed exceptionally well. A strong worldwide economy benefited many of its subsidiary enterprises, and the performance of GE Capital continued to be strong. Tyco International was a great turnaround story. This diversified manufacturer of electronic components was hurt early in the period by reports of questionable accounting practices. Those concerns were later proved to be unfounded and the stock rallied to a 52-week high on July 24.

Q. What stocks would you consider disappointments?

A. I'd have to include Microsoft on that list, but not solely because of its well-publicized antitrust case. To me, the real issue was simply that Microsoft did not make its earnings numbers due to the slow start of its Windows 2000 product. Fannie Mae was hampered by spiraling interest rates and noise out of Washington about the future of the company's implied government backing. However, I continue to believe in the stock's fundamentals.

Q. What's your outlook, Steve?

A. I expect that we'll continue to see a slowdown in the economy, and I will position the fund accordingly. Remaining overweighted in the health sector and finding other consistent growers will be part of that effort. Likewise, I'll continue to be wary of stocks with excessive valuations, such as some of the riskier investments in technology. Avoiding big company "blow-ups" will be a key to maintaining the fund's momentum of the past several months.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek a high total return through a combination of current income and capital appreciation

Fund number: 027

Trading symbol: FGRIX

Start date: December 30, 1985

Size: as of July 31, 2000, more than $41.4 billion

Manager: Steven Kaye, since 1993; manager, Fidelity Blue Chip Growth Fund, 1990-
1992; Fidelity Select Energy Services, Biotechnology and Health Care Portfolios, 1986-
1990; joined Fidelity in 1985

3

Steven Kaye on
various market sectors:

Retailers: "Unfortunately, I think retailers will be fighting an uphill battle for the next several months. With the economy slowing, it will be difficult for stores to maintain strong same-store sales growth. I plan to continue to focus on high-quality names such as Home Depot and Wal-Mart, both of which have excellent fundamentals and were solid contributors to the fund's performance during the period."

Consumer nondurables: "In the past, this sector has tended to be a safe haven in a down market, offering good, defensive growth. But given the blow-ups in this sector of late, including Coca-Cola, Procter & Gamble and Gillette, I'm not finding a lot of investment opportunities here. For now, I'll rely on the health sector for defensive growth exposure."

Finance: "If the Fed determines that it doesn't need to hike rates for the remainder of 2000, which seemed to be a fairly good prospect at the end of the period, then I think that some areas of the finance sector could take off, including government-sponsored enterprises (GSEs) such as Fannie Mae and Freddie Mac. However, I plan to continue to underweight those areas with significant credit risks, such as banks."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.1	4.8
Cisco Systems, Inc.	3.8	2.9
Intel Corp.	3.5	2.2
Exxon Mobil Corp.	3.5	3.7
Eli Lilly & Co.	2.8	1.4
Pfizer, Inc.	2.5	2.0
Microsoft Corp.	2.5	4.8
Fannie Mae	2.0	2.1
Wal-Mart Stores, Inc.	1.9	2.1
Citigroup, Inc.	1.9	0.9
	29.5	26.9
Top Five Market Sectors as of July 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	28.0	25.5
Finance	15.0	14.4
Health	14.4	13.8
Industrial Machinery & Equipment	7.1	5.1
Utilities	6.8	7.2
Asset Allocation (% of fund's net assets)
As of July 31, 2000 *		As of January 31, 2000 **
	Stocks and Equity Futures 96.7%		Stocks and Equity Futures 95.7%
	Convertible Securities 0.5%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 3.8%
* Foreign investments	3.9%	** Foreign investments	3.8%

Annual Report

Investments July 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.5%
Aerospace & Defense - 1.0%
Boeing Co.	3,654,500	$ 179,071
Honeywell International, Inc.	2,605,512	87,610
Northrop Grumman Corp.	721,500	51,272
Textron, Inc.	811,400	46,301
United Technologies Corp.	1,212,100	70,756
		435,010
Defense Electronics - 0.1%
Raytheon Co. Class B	850,900	20,634
Ship Building & Repair - 0.4%
General Dynamics Corp.	3,208,100	181,057
TOTAL AEROSPACE & DEFENSE		636,701
BASIC INDUSTRIES - 1.1%
Chemicals & Plastics - 1.0%
E.I. du Pont de Nemours and Co.	2,142,000	97,059
IMC Global, Inc.	4,611,000	63,689
Pharmacia Corp.	3,570,700	195,496
Union Carbide Corp.	1,344,400	60,246
		416,490
Metals & Mining - 0.1%
Alcoa, Inc.	1,304,400	39,458
TOTAL BASIC INDUSTRIES		455,948
CONSTRUCTION & REAL ESTATE - 1.3%
Building Materials - 0.0%
Fortune Brands, Inc.	397,200	8,937
Real Estate Investment Trusts - 1.3%
CBL & Associates Properties, Inc. (d)	1,951,900	48,798
Equity Office Properties Trust	6,446,590	196,621
Equity Residential Properties Trust (SBI)	3,577,365	178,421
Manufactured Home Communities, Inc.	921,400	22,114
Public Storage, Inc.	2,181,400	55,898
Urban Shopping Centers, Inc.	716,400	23,731
		525,583
TOTAL CONSTRUCTION & REAL ESTATE		534,520
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 1.3%
Autos, Tires, & Accessories - 0.6%
Ford Motor Co.	3,138,700	$ 146,146
General Motors Corp.	759,542	43,246
TRW, Inc.	1,013,800	45,558
		234,950
Consumer Durables - 0.4%
Minnesota Mining & Manufacturing Co.	1,947,800	175,424
Consumer Electronics - 0.2%
General Motors Corp. Class H (a)	2,651,427	68,606
Textiles & Apparel - 0.1%
Unifi, Inc. (a)(d)	4,316,800	48,834
TOTAL DURABLES		527,814
ENERGY - 5.6%
Energy Services - 0.3%
Schlumberger Ltd. (NY Shares)	1,800,800	133,147
Oil & Gas - 5.3%
BP Amoco PLC sponsored ADR	4,962,720	259,612
Burlington Resources, Inc.	1,675,000	54,647
Chevron Corp.	1,730,900	136,741
Exxon Mobil Corp.	17,913,647	1,433,092
Royal Dutch Petroleum Co. (NY Shares)	4,806,000	279,950
The Coastal Corp.	704,600	40,691
		2,204,733
TOTAL ENERGY		2,337,880
FINANCE - 14.9%
Banks - 2.5%
Bank of America Corp.	1,480,106	70,120
Bank of New York Co., Inc.	9,639,908	451,268
Bank One Corp.	1,110,300	35,321
Chase Manhattan Corp.	1,348,400	66,999
FleetBoston Financial Corp.	1,514,198	54,227
Mellon Financial Corp.	2,768,300	104,330
Northern Trust Corp.	746,300	55,879
Wachovia Corp.	787,800	43,329
Wells Fargo & Co.	3,568,900	147,440
		1,028,913
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - 4.0%
American Express Co.	10,325,790	$ 585,343
Associates First Capital Corp. Class A	7,911,438	207,181
Capital Trust, Inc. Class A (a)	635,782	2,662
Citigroup, Inc.	11,164,895	787,823
Household International, Inc.	1,184,640	52,791
		1,635,800
Federal Sponsored Credit - 4.3%
Fannie Mae	16,374,900	816,698
Freddie Mac	10,961,500	432,294
SLM Holding Corp. (d)	12,803,950	551,370
		1,800,362
Insurance - 2.9%
Allmerica Financial Corp.	1,216,100	71,902
American International Group, Inc.	8,485,200	744,046
ChoicePoint, Inc. (a)	262,500	11,419
Hartford Financial Services Group, Inc.	1,842,400	118,374
MBIA, Inc.	3,362,700	187,260
The Chubb Corp.	837,000	61,938
		1,194,939
Securities Industry - 1.2%
Charles Schwab Corp.	3,283,900	118,631
Morgan Stanley Dean Witter & Co.	4,104,300	374,517
		493,148
TOTAL FINANCE		6,153,162
HEALTH - 14.4%
Drugs & Pharmaceuticals - 11.1%
Allergan, Inc.	3,432,000	229,730
American Home Products Corp.	4,503,300	238,956
Amgen, Inc. (a)	3,949,400	256,464
Antigenics, Inc.	7,300	128
Bristol-Myers Squibb Co.	10,148,300	503,609
COR Therapeutics, Inc. (a)	425,000	34,558
Eli Lilly & Co.	11,164,532	1,159,716
Merck & Co., Inc.	8,737,500	626,370
Mylan Laboratories, Inc.	2,080,000	44,200
Pfizer, Inc.	23,962,449	1,033,381
QLT, Inc. (a)	501,300	33,033
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Schering-Plough Corp.	3,275,500	$ 141,461
Teva Pharmaceutical Industries Ltd. ADR	3,128,000	190,026
Watson Pharmaceuticals, Inc. (a)	1,770,200	97,804
		4,589,436
Medical Equipment & Supplies - 2.4%
Baxter International, Inc.	2,997,900	233,087
Becton, Dickinson & Co.	2,186,500	55,209
C.R. Bard, Inc. (d)	4,131,200	206,818
Cardinal Health, Inc.	1,194,400	87,788
Guidant Corp. (a)	515,200	29,044
Johnson & Johnson	1,052,500	97,948
McKesson HBOC, Inc.	1,600,000	38,900
Medtronic, Inc.	2,243,790	114,574
Stryker Corp.	3,008,400	129,173
		992,541
Medical Facilities Management - 0.9%
HCA - The Healthcare Co.	1,975,300	67,160
UnitedHealth Group, Inc.	2,567,000	210,013
Wellpoint Health Networks, Inc. (a)	1,324,900	115,515
		392,688
TOTAL HEALTH		5,974,665
INDUSTRIAL MACHINERY & EQUIPMENT - 7.1%
Electrical Equipment - 5.2%
Emerson Electric Co.	1,024,000	62,528
General Electric Co.	40,695,200	2,093,257
		2,155,785
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	341,400	11,629
Illinois Tool Works, Inc.	385,400	22,064
Ingersoll-Rand Co.	846,100	33,209
Tyco International Ltd.	13,215,700	707,040
		773,942
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		2,929,727
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - 3.1%
Broadcasting - 1.1%
AT&T Corp. - Liberty Media Group Class A (a)	1,500,000	$ 33,375
Clear Channel Communications, Inc. (a)	1,350,000	102,853
Comcast Corp. Class A (special) (a)	1,563,800	53,194
Infinity Broadcasting Corp. Class A (a)	2,696,000	95,034
Time Warner, Inc.	1,913,964	146,777
Univision Communications, Inc. Class A (a)	100,000	12,425
		443,658
Entertainment - 1.4%
Fox Entertainment Group, Inc. Class A (a)	265,000	8,116
MGM Grand, Inc.	850,000	30,547
Viacom, Inc. Class B (non-vtg.) (a)	3,886,816	257,744
Walt Disney Co.	7,347,800	284,268
		580,675
Leisure Durables & Toys - 0.1%
Harley-Davidson, Inc.	950,000	42,631
Lodging & Gaming - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	4,433,043	151,278
Restaurants - 0.2%
McDonald's Corp.	1,446,200	45,555
Starbucks Corp. (a)	668,100	25,054
Tricon Global Restaurants, Inc. (a)	168,610	4,078
		74,687
TOTAL MEDIA & LEISURE		1,292,929
NONDURABLES - 5.0%
Beverages - 1.5%
Anheuser-Busch Companies, Inc.	2,024,700	162,988
Seagram Co. Ltd.	200,000	11,213
The Coca-Cola Co.	5,753,600	352,768
Whitman Corp.	5,197,800	77,642
		604,611
Foods - 1.9%
Bestfoods	2,027,500	141,165
PepsiCo, Inc.	6,248,400	286,255
Quaker Oats Co.	2,186,090	147,015
Sysco Corp.	5,398,100	212,550
		786,985
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Household Products - 0.8%
Avon Products, Inc.	1,363,600	$ 54,118
Colgate-Palmolive Co.	2,410,100	134,212
Gillette Co.	1,811,500	52,873
Procter & Gamble Co.	1,467,300	83,453
		324,656
Tobacco - 0.8%
Philip Morris Companies, Inc.	14,053,200	354,843
TOTAL NONDURABLES		2,071,095
RETAIL & WHOLESALE - 5.0%
Apparel Stores - 0.3%
Gap, Inc.	200,000	7,163
The Limited, Inc.	5,595,600	114,360
		121,523
Drug Stores - 0.7%
CVS Corp.	434,468	17,134
Walgreen Co.	8,397,800	261,906
		279,040
General Merchandise Stores - 2.2%
Kohls Corp. (a)	1,637,400	92,922
Target Corp.	575,200	16,681
Wal-Mart Stores, Inc.	14,482,500	795,632
		905,235
Grocery Stores - 0.2%
Safeway, Inc. (a)	1,557,500	70,185
Retail & Wholesale, Miscellaneous - 1.6%
Best Buy Co., Inc. (a)	1,157,600	84,215
Home Depot, Inc.	11,319,250	585,771
Staples, Inc. (a)	1,558,700	21,530
		691,516
TOTAL RETAIL & WHOLESALE		2,067,499
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - 0.9%
Advertising - 0.5%
Interpublic Group of Companies, Inc.	2,284,334	$ 91,516
Omnicom Group, Inc.	1,381,400	117,419
		208,935
Printing - 0.0%
Deluxe Corp.	693,800	14,917
Services - 0.4%
ACNielsen Corp. (a)	541,332	13,263
Ecolab, Inc.	958,900	34,341
Robert Half International, Inc. (a)	465,400	15,998
Viad Corp.	3,377,700	88,031
		151,633
TOTAL SERVICES		375,485
TECHNOLOGY - 27.8%
Communications Equipment - 7.2%
3Com Corp.	1,150,000	15,597
ADC Telecommunications, Inc. (a)	5,386,800	225,909
Cisco Systems, Inc. (a)	23,949,700	1,567,208
Comverse Technology, Inc. (a)	645,800	56,669
Corning, Inc.	920,300	215,293
Lucent Technologies, Inc.	5,050,729	220,969
Nokia AB sponsored ADR	1,111,300	49,244
Nortel Networks Corp.	7,568,554	562,911
Tellabs, Inc. (a)	953,100	61,952
		2,975,752
Computer Services & Software - 7.1%
Adobe Systems, Inc.	1,169,600	133,919
America Online, Inc. (a)	3,438,400	183,310
Ariba, Inc.	150,000	17,391
Automatic Data Processing, Inc.	3,144,300	155,839
BEA Systems, Inc. (a)	1,044,900	44,996
Cadence Design Systems, Inc. (a)	922,000	19,247
Ceridian Corp. (a)(d)	7,531,800	171,348
Computer Associates International, Inc.	824,200	20,450
DST Systems, Inc. (a)	842,800	78,696
Electronic Data Systems Corp.	1,871,300	80,466
Exodus Communications, Inc. (a)	650,000	28,884
First Data Corp.	1,516,300	69,845
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
Healtheon/WebMD Corp. (a)	574,030	$ 7,642
IMS Health, Inc.	11,943,600	215,731
Microsoft Corp. (a)	14,593,600	1,018,816
Oracle Corp. (a)	8,255,320	620,697
Siebel Systems, Inc. (a)	275,000	39,875
VeriSign, Inc. (a)	75,000	11,902
Yahoo!, Inc. (a)	268,800	34,591
		2,953,645
Computers & Office Equipment - 6.9%
Apple Computer, Inc. (a)	422,800	21,484
Brocade Communications Systems, Inc. (a)	315,700	56,392
Compaq Computer Corp.	6,852,600	192,301
Dell Computer Corp. (a)	4,189,200	184,063
EMC Corp. (a)	7,522,000	640,310
Hewlett-Packard Co.	3,244,200	354,226
International Business Machines Corp.	2,994,800	336,728
Palm, Inc.	1,705,689	66,522
Pitney Bowes, Inc.	8,307,720	287,655
Seagate Technology, Inc. (a)	2,258,900	114,498
Sun Microsystems, Inc. (a)	5,943,200	626,636
		2,880,815
Electronic Instruments - 0.5%
Agilent Technologies, Inc.	1,437,579	58,581
Applied Materials, Inc. (a)	1,451,600	110,140
KLA-Tencor Corp. (a)	764,700	40,720
		209,441
Electronics - 6.1%
Advanced Micro Devices, Inc. (a)	1,420,300	102,173
Analog Devices, Inc. (a)	1,564,400	104,619
Avnet, Inc.	158,500	9,025
Intel Corp.	21,883,600	1,460,730
JDS Uniphase Corp. (a)	548,200	64,756
Linear Technology Corp.	982,000	54,256
LSI Logic Corp. (a)	1,029,600	34,878
Micron Technology, Inc. (a)	2,362,152	192,515
Motorola, Inc.	2,315,000	76,540
NVIDIA Corp. (a)	444,500	26,670
Samsung Electronics Co. Ltd.	29,000	7,661
SDL, Inc. (a)	95,000	32,971
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
Texas Instruments, Inc.	5,676,800	$ 333,157
TyCom Ltd.	313,500	10,679
		2,510,630
TOTAL TECHNOLOGY		11,530,283
TRANSPORTATION - 0.6%
Air Transportation - 0.4%
AMR Corp.	375,300	12,408
Southwest Airlines Co.	6,919,362	163,470
		175,878
Railroads - 0.2%
Burlington Northern Santa Fe Corp.	2,555,600	62,452
TOTAL TRANSPORTATION		238,330
UTILITIES - 6.6%
Cellular - 1.7%
ALLTEL Corp.	725,300	44,697
AT&T Corp. - Wireless Group	4,221,900	116,102
Nextel Communications, Inc. Class A (a)	3,244,200	181,472
QUALCOMM, Inc. (a)	668,300	43,398
Sprint Corp. - PCS Group Series 1 (a)	3,600,000	198,900
Vodafone Group PLC sponsored ADR	2,402,850	103,623
VoiceStream Wireless Corp. (a)	327,820	42,043
		730,235
Gas - 0.6%
El Paso Energy Corp.	1,119,500	54,156
Enron Corp.	2,113,100	155,577
Williams Companies, Inc.	751,500	31,375
		241,108
Telephone Services - 4.3%
Allegiance Telecom, Inc. (a)	250,000	13,891
AT&T Corp.	7,293,914	225,655
BellSouth Corp.	8,369,700	333,219
Level 3 Communications, Inc. (a)	175,000	11,977
NEXTLINK Communications, Inc. Class A (a)	300,000	9,919
Qwest Communications International, Inc. (a)	5,579,828	261,903
SBC Communications, Inc.	12,359,300	526,043
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
Sprint Corp. - FON Group	875,600	$ 31,193
Verizon Communications	4,108,140	193,083
WorldCom, Inc. (a)	4,509,514	176,153
		1,783,036
TOTAL UTILITIES		2,754,379
TOTAL COMMON STOCKS (Cost $22,196,717)		39,880,417
Convertible Preferred Stocks - 0.1%

FINANCE - 0.1%
Credit & Other Finance - 0.1%
Union Pacific Capital Trust $3.125 TIDES (e) (Cost $68,850)	1,377,000	58,006
Convertible Bonds - 0.4%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
TECHNOLOGY - 0.2%
Computers & Office Equipment - 0.1%
Juniper Networks, Inc. 4.75% 3/15/07	B-	$ 28,800	31,626
Electronics - 0.1%
Vitesse Semiconductor Corp. 4% 3/15/05 (e)	B2	36,697	30,550
TOTAL TECHNOLOGY			62,176
UTILITIES - 0.2%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (e)	B1	50,000	50,250
Telephone Services - 0.1%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	42,370	33,896
TOTAL UTILITIES			84,146
TOTAL CONVERTIBLE BONDS (Cost $157,137)			146,322
U.S. Treasury Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 6.03% 8/10/00 (f)	-	$ 12,500	$ 12,482
U.S. Treasury Bonds 8.125% 8/15/19	Aaa	10,000	12,220
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,738)			24,702
Cash Equivalents - 3.1%
	Shares
Fidelity Cash Central Fund, 6.57% (c)	1,292,662,656	1,292,663
Fidelity Securities Lending Cash Central Fund, 6.65% (c)	3,609,456	3,609
TOTAL CASH EQUIVALENTS (Cost $1,296,272)		1,296,272
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $23,741,714)		41,405,719
NET OTHER ASSETS - 0.1%		34,232
NET ASSETS - 100%		$ 41,439,951
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/Loss (000s)
Purchased
600 S&P 500 Stock Index Contracts	Sept. 2000	$ 215,835	$ (6,811)
The face value of futures purchased as a percentage of net assets - 0.5%
Security Type Abbreviations
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $138,806,000 or 0.3% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $12,482,000.
Income Tax Information

At July 31, 2000, the aggregate cost of investment securities for income tax purposes was $23,838,645,000. Net unrealized appreciation aggregated $17,567,074,000, of which $18,660,989,000 related to appreciated investment securities and $1,093,915,000 related to depreciated investment securities.

The fund hereby designates approximately $3,426,974,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2000
Assets
Investment in securities, at value (cost $23,741,714) - See accompanying schedule		$ 41,405,719
Cash		289
Receivable for investments sold		136,734
Receivable for fund shares sold		23,077
Dividends receivable		23,545
Interest receivable		11,606
Receivable for daily variation on futures contracts		1,035
Other receivables		1,719
Total assets		41,603,724
Liabilities
Payable for investments purchased	$ 42,397
Payable for fund shares redeemed	94,756
Accrued management fee	16,829
Other payables and accrued expenses	6,182
Collateral on securities loaned, at value	3,609
Total liabilities		163,773
Net Assets		$ 41,439,951
Net Assets consist of:
Paid in capital		$ 20,657,228
Undistributed net investment income		31,244
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,094,307
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,657,172
Net Assets, for 884,902 shares outstanding		$ 41,439,951
Net Asset Value, offering price and redemption price per share ($41,439,951 ÷ 884,902 shares)		$46.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2000
Investment Income Dividends (including $20,646 received from affiliated issuers)		$ 513,714
Interest		151,715
Security lending		1,092
Total income		666,521
Expenses
Management fee	$ 215,201
Transfer agent fees	84,159
Accounting and security lending fees	1,580
Non-interested trustees' compensation	184
Custodian fees and expenses	569
Registration fees	279
Audit	230
Legal	243
Reports to shareholders	1,777
Miscellaneous	95
Total expenses before reductions	304,317
Expense reductions	(8,644)	295,673
Net investment income		370,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $52,637 on sales of investments in affiliated issuers)	3,589,675
Foreign currency transactions	(185)
Futures contracts	(11,411)	3,578,079
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,204,123)
Assets and liabilities in foreign currencies	(76)
Futures contracts	(6,811)	(1,211,010)
Net gain (loss)		2,367,069
Net increase (decrease) in net assets resulting from operations		$ 2,737,917

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2000	Year ended July 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 370,848	$ 410,496
Net realized gain (loss)	3,578,079	3,291,211
Change in net unrealized appreciation (depreciation)	(1,211,010)	2,872,590
Net increase (decrease) in net assets resulting from operations	2,737,917	6,574,297
Distributions to shareholders From net investment income	(380,427)	(393,528)
From net realized gain	(2,962,705)	(2,186,858)
Total distributions	(3,343,132)	(2,580,386)
Share transactions Net proceeds from sales of shares	5,444,336	8,258,120
Reinvestment of distributions	3,243,498	2,512,407
Cost of shares redeemed	(15,237,863)	(10,529,866)
Net increase (decrease) in net assets resulting from share transactions	(6,550,029)	240,661
Total increase (decrease) in net assets	(7,155,244)	4,234,572
Net Assets
Beginning of period	48,595,195	44,360,623
End of period (including undistributed net investment income of $31,244 and $46,468, respectively)	$ 41,439,951	$ 48,595,195
Other Information Shares
Sold	118,963	186,270
Issued in reinvestment of distributions	71,370	63,951
Redeemed	(333,505)	(236,535)
Net increase (decrease)	(143,172)	13,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 47.27	$ 43.73	$ 38.50	$ 28.20	$ 25.10
Income from Investment Operations
Net investment income	.38 B	.39 B	.41 B	.46 B	.49
Net realized and unrealized gain (loss)	2.47	5.69	6.59	11.44	3.99
Total from investment operations	2.85	6.08	7.00	11.90	4.48
Less Distributions
From net investment income	(.39)	(.38)	(.41)	(.48)	(.48)
From net realized gain	(2.90)	(2.16)	(1.36)	(1.12)	(.90)
Total distributions	(3.29)	(2.54)	(1.77)	(1.60)	(1.38)
Net asset value, end of period	$ 46.83	$ 47.27	$ 43.73	$ 38.50	$ 28.20
Total Return A	6.34%	15.20%	19.06%	44.16%	18.39%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 41,440	$ 48,595	$ 44,361	$ 34,284	$ 19,206
Ratio of expenses to average net assets	.67%	.68%	.69%	.73%	.75%
Ratio of expenses to average net assets after expense reductions	.66% C	.66% C	.68% C	.71% C	.74% C
Ratio of net investment income to average net assets	.82%	.88%	1.02%	1.43%	1.82%
Portfolio turnover rate	41%	35%	32%	38%	41%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2000

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Effective to close of business on April 3, 1998, the fund was closed to new accounts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,518,084,000 and $25,556,761,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $155,951,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,204,646,000 and $970,589,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,067,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,538,000. The fund received cash collateral of $3,609,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,841,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $2,801,000, respectively, under these arrangements.

Annual Report

Notes to Financial Statements - continued

7. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
C.R. Bard, Inc.	$ 16,538	$ 22,021	$ 3,560	$ 206,818
CBL & Associates Properties, Inc.	-	5,122	4,293	48,798
Capital Trust, Inc. Class A	-	6,818	-	-
Ceridian Corp.	11,351	16,935	-	171,348
H&R Block, Inc.	-	34,449	4,316	-
IMS Health, Inc.	23,436	87,219	669	-
Litton Industries, Inc.	1,412	54,243	-	-
SLM Holding Corp.	73,630	53,838	7,808	551,370
Unifi, Inc.	9,141	17,262	-	48,834
TOTALS	$ 135,508	$ 297,907	$ 20,646	$ 1,027,168

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
September 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 11, 2000, to shareholders of record at the opening of business on September 8, 2000, a distribution of $3.09 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.08 per share from net investment income.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

A total of 6.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 14, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.*
	# of Votes Cast	% of Votes Cast
Ralph F. Cox
Affirmative	45,879,831,565.22	97.815
Withheld	1,025,023,341.61	2.185
TOTAL	46,904,854,906.83	100.000
Phyllis Burke Davis
Affirmative	45,860,078,281.02	97.773
Withheld	1,044,776,625.81	2.227
TOTAL	46,904,854,906.83	100.000
Robert M. Gates
Affirmative	45,855,277,358.57	97.762
Withheld	1,049,577,548.26	2.238
TOTAL	46,904,854,906.83	100.000
Edward C. Johnson 3d
Affirmative	45,870,463,926.34	97.795
Withheld	1,034,390,980.49	2.205
TOTAL	46,904,854,906.83	100.000
Ned C. Lautenbach
Affirmative	45,908,380,446.26	97.876
Withheld	996,474,460.57	2.124
TOTAL	46,904,854,906.83	100.000
Donald J. Kirk
Affirmative	45,885,184,726.69	97.826
Withheld	1,019,670,180.14	2.174
TOTAL	46,904,854,906.83	100.000

	# of Votes Cast	% of Votes Cast
Peter S. Lynch
Affirmative	45,908,650,981.55	97.876
Withheld	996,203,925.28	2.124
TOTAL	46,904,854,906.83	100.000
William O. McCoy
Affirmative	45,884,024,635.43	97.824
Withheld	1,020,830,271.40	2.176
TOTAL	46,904,854,906.83	100.000
Gerald C. McDonough
Affirmative	45,813,850,456.73	97.674
Withheld	1,091,004,450.10	2.326
TOTAL	46,904,854,906.83	100.000
Marvin L. Mann
Affirmative	45,890,658,904.13	97.838
Withheld	1,014,196,002.70	2.162
TOTAL	46,904,854,906.83	100.000
Robert C. Pozen
Affirmative	45,900,540,034.23	97.859
Withheld	1,004,314,872.60	2.141
TOTAL	46,904,854,906.83	100.000
Thomas R. Williams
Affirmative	45,827,262,492.26	97.703
Withheld	1,077,592,414.57	2.297
TOTAL	46,904,854,906.83	100.000
PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountant of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	19,600,770,357.02	92.614
Against	267,428,302.72	1.264
Abstain	1,295,645,232.21	6.122
TOTAL	21,163,843,891.95	100.000
PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	41,410,483,631.45	88.286
Against	2,396,147,050.82	5.109
Abstain	3,098,224,224.56	6.605
TOTAL	46,904,854,906.83	100.000
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	18,768,284,152.15	88.681
Against	755,523,571.23	3.570
Abstain	1,640,036,168.57	7.749
TOTAL	21,163,843,891.95	100.000
PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	18,667,453,548.12	88.204
Against	787,217,423.79	3.720
Abstain	1,709,172,920.04	8.076
TOTAL	21,163,843,891.95	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	18,686,271,553.56	88.293
Against	771,817,958.90	3.647
Abstain	1,705,754,379.49	8.060
TOTAL	21,163,843,891.95	100.000
PROPOSAL 7
To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	18,435,191,820.38	87.107
Against	1,015,689,440.52	4.799
Abstain	1,712,962,631.05	8.094
TOTAL	21,163,843,891.95	100.000
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning diversification for the fund to exclude "securities of other investment companies" from the limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	18,405,331,032.70	86.966
Against	1,079,393,491.71	5.100
Abstain	1,679,119,367.54	7.934
TOTAL	21,163,843,891.95	100.000

* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane Jr., Vice President

Steven Kaye, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan ® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GAI-ANN-0900 111445
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Corporate Headquarters
82 Devonshire St., Boston, MA 02109
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